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                                                                   EXHIBIT 10.61


                      Amendment No. 1 to 10% Convertible
                           Notes due April 9, 1999.


                  CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.
                    AMENDMENT NO. 1 TO 10% CONVERTIBLE NOTES

         Amendment made this 11th day of August, 1998 to the 10% Convertible Notes of Consolidated Capital of North America, Inc., a Colorado corporation (the "Company").

                                   WITNESSETH

         WHEREAS, the Company issued 10% Convertible Notes in an aggregate principal amount of $4,000,000 prior to June 16, 1998 represented by Note Certificates 1-11;

         WHEREAS, the Company issued 10% Convertible Notes in an aggregate principal amount of $1,000,000 represented by Note Certificate 12 and dated June 16, 1998;

         WHEREAS, the Company has agreed to amend the terms of the 10% Convertible Notes represented by Note Certificates 1-11 to conform to the terms of Note Certificate 12 so as to benefit the holders of Note Certificates 1-11 with the same default terms contained in Note Certificate 12;

         NOW THEREFORE, in consideration of the foregoing, the Company hereby amends the 10% Convertible Note Certificates 1-11 as follows:

         1. The 10% Convertible Note Certificates 1-11 are hereby amended and restated so that Section 5 shall read as follows, in its entirety:

                 "5.      DEFAULT.  The Company shall be in default under this
         Note upon the occurrence of: (i) any of the events specified in
         Section 5(a) hereof and the failure to cure such default within ten
         (10) days after receipt of written notice thereof from the Noteholder;
         (ii) any of the events specified in Section 5(b) or 5(d) hereof and the failure to cure such default within twenty (20) days after receipt of written notice thereof from the Noteholder; or (iii) any of the events specified in Section 5(c) hereof (any of the foregoing being an "Event of Default"):

                          (a) Failure to make any principal or interest payment required under this Note on the due date of such payment;

                          (b)     Any material default, breach or
                 misrepresentation shall occur under the terms and provisions of the Note Purchase Agreement;

                          (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness,
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                 composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days;

                          (d) Any obligation of the Company for the payment of borrowed money in excess of $50,0000 becomes or is declared to be due and payable prior to its stated maturity."

         2. All other terms of the 10% Convertible Notes shall remain unchanged.

         IN WITNESS WHEREOF, the Company has executed this Amendment as of the date set forth above.

                                      CONSOLIDATED CAPITAL OF
                                      NORTH AMERICA, INC.



                                      By: /s/ Donald R. Jackson
                                         --------------------------
                                          Donald R. Jackson
                                          Secretary and Treasurer